                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
           Proxy Statement Pursuant to Section 14(a) of the Securities
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                                 WHX CORPORATION
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                                 WHX CORPORATION
                            555 THEODORE FREMD AVENUE
                               RYE, NEW YORK 10580

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 21, 2007

To the Stockholders of WHX Corporation:

      The annual meeting of stockholders of WHX Corporation, a Delaware corporation (the "COMPANY"), will be held on Thursday, June 21, 2007, at 10:00
a.m., local time, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky
LLP at Park Avenue Tower, 65 East 55th Street, 2nd Floor, New York, New York
10022, for the following purposes:

      1. To elect eight directors to our Board of Directors, each to serve until the annual meeting of stockholders in fiscal year 2008 and until their respective successors have been duly elected and qualified;

      2. To consider and vote upon a proposal to amend the Company's amended and restated certificate of incorporation to increase the Company's authorized capital stock from 45,000,000 shares, consisting of 40,000,000 shares of common stock, par value $0.01 per share ("COMMON STOCK") and 5,000,000 shares of preferred stock, par value $0.01 per share ("PREFERRED STOCK"), to a total of
55,000,000 shares, consisting of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock;

      3. To consider and vote upon a proposal to approve the Company's 2007
Incentive Stock Plan;

      4. To ratify the appointment of Grant Thornton LLP as our independent accountants for the fiscal year ending December 31, 2007; and

      5. To transact any other matters that properly come before the meeting and any adjournment or postponement thereof.

      The Board of Directors has fixed the close of business on May 7, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. Only holders of record shares of Common Stock of the Company at the close of business on the record date are entitled to notice of and to vote at the meeting.

      Your vote is very important. All stockholders are cordially invited to attend the meeting. We urge you, whether or not you plan to attend the meeting, to submit your proxy by completing, signing, dating and mailing the enclosed proxy or voting instruction card in the postage-paid envelope provided. If a stockholder who has submitted a proxy attends the meeting in person, such stockholder may revoke the proxy and vote in person on all matters submitted at the meeting.

      The notice and proxy statement are first being mailed to our stockholders on or about May 25, 2007.

      Please follow the voting instructions on the enclosed proxy card to vote.

                                          By Order of the Board of Directors,

                                          Ellen T. Harmon
                                          Secretary

May 23, 2007

PROPOSAL NO. 2. AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF
   INCORPORATION TO INCREASE AUTHORIZED CAPITAL STOCK.........................22

PROPOSAL NO. 3. APPROVAL OF THE COMPANY'S 2007 INCENTIVE STOCK PLAN...........23

PROPOSAL NO. 4. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
   ACCOUNTANTS................................................................28

STOCKHOLDER PROPOSALS AND OTHER MATTERS.......................................31

                                 WHX CORPORATION
                            555 THEODORE FREMD AVENUE
                               RYE, NEW YORK 10580

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 21, 2007

                                     GENERAL

      This proxy statement contains information related to the annual meeting of stockholders (the "MEETING") of WHX Corporation ("WHX" or the "COMPANY") to be
held on Thursday, June 21, 2007, beginning at 10:00 a.m., local time, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP at Park Avenue Tower,
65 East 55th Street, 2nd Floor, New York, New York 10022, and at any
postponements or adjournments thereof.

ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

      At the Meeting, holders of WHX common stock, $0.01 par value ("COMMON
STOCK") will hear an update on the Company's operations, have a chance to meet some of its directors and executives and will act on the following matters:

      1.    To elect eight directors to our Board of Directors, each to serve until the annual meeting of stockholders in fiscal year 2008 and until his successor has been duly elected and qualified;

      2.    To consider and vote upon a proposal to amend the Company's amended and restated certificate of incorporation to increase the Company's authorized capital stock from 45,000,000 shares, consisting of 40,000,000 shares of Common
Stock and 5,000,000 shares of preferred stock, par value $0.01 per share
("PREFERRED STOCK"), to a total of 55,000,000 shares, consisting of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock;

      3.    To consider and vote upon a proposal to approve the Company's 2007
Incentive Stock Plan;

      4.    To ratify the appointment of Grant Thornton LLP as our independent accountants for the fiscal year ending December 31, 2007; and

      5.    To transact any other matters that properly come before the Meeting and any adjournment or postponement thereof.

WHO MAY VOTE

      Our only outstanding voting securities are our shares of Common Stock.
Only holders of record of shares of Common Stock at the close of business on May
7, 2007, the record date of the Meeting, are entitled to notice of and to vote at the Meeting. On the record date of the Meeting, there were 10,000,498 shares of Common Stock outstanding and entitled to vote at the Meeting. A majority of such shares, present in person or represented by proxy, is necessary to constitute a quorum. Each share of Common Stock is entitled to one vote.

ATTENDING IN PERSON

      Only holders of Common Stock, their proxy holders and our invited guests may attend the Meeting. If you wish to attend the Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and identification with a photo at the Meeting. For example, you may bring an account statement showing that you beneficially owned WHX shares as of May 7, 2007 as acceptable proof of ownership.

INSTRUCTIONS FOR HOLDERS OF COMMON STOCK

HOW TO VOTE

      You may vote in person at the Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Meeting. You can always change your vote at the Meeting. Proxy cards must be received by us before voting begins at the Meeting.

HOW PROXIES WORK

      Our Board is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the Meeting in the manner you direct. You may vote for all, some or none of our director nominees. You may also vote for or against the other proposals or abstain from voting.

      Proxies submitted by mail will be voted by the individuals named on the proxy card in the manner you indicate. If you give us your proxy but do not specify how you want your shares voted, they will be voted in accordance with the Board's recommendations.

      You may receive more than one proxy or voting card depending on how you hold your shares. If you hold shares through someone else, such as a stockbroker, you may get materials from them asking how you want to vote. The latest proxy we receive from you will determine how we will vote your shares.

REVOKING A PROXY

      There are three ways to revoke your proxy. First, you may submit a new proxy with a later date up until the existing proxy is voted. Second, you may vote in person at the Meeting. Finally, you may write to the Company's corporate secretary at 555 Theodore Fremd Avenue, Rye, New York 10580 that you are revoking your proxy.

QUORUM

      In order to act on the proposals described herein, we must have a quorum of shares of Common Stock. This means that at least a majority of the outstanding shares of Common Stock eligible to vote must be represented at the
Meeting, either by proxy or in person. Shares that the Company owns are not voted and do not count for this purpose.

VOTES NEEDED

      For Proposal No. 1, the director nominees receiving a plurality of the votes cast during the Meeting will be elected to fill the seats of our Board of
Directors. Approval of Proposal No. 2, the proposal to amend the Company's amended and restated certificate of incorporation to increase authorized capital stock, requires the affirmative vote of a majority of the shares outstanding entitled to vote thereon. Approval of each of Proposals Nos. 3 and 4, the respective proposals to approve the Company's 2007 Incentive Stock Plan and to ratify the appointment of Grant Thornton LLP as the Company's independent accountants, requires the affirmative vote of a majority of the shares present and entitled to vote thereon.

      Broker "non-votes" and the shares of Common Stock as to which a stockholder abstains are included for purposes of determining whether a quorum of shares of Common Stock is present at a meeting. A broker "non-vote" occurs when a nominee holding shares of Common Stock for the beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. For all matters to be voted upon, an abstention or broker
"non-vote" will not be considered a vote cast. Broker "non-votes" are not included in the tabulation of the voting results on Proposal No. 1, the election of directors, which requires the approval of a plurality of the votes cast and, therefore, they do not have the effect of votes in opposition in such tabulation. For purposes of the vote on Proposal Nos. 2, abstentions and broker
"non-votes," if any, will have the same effect as votes against the proposal.
For purposes of the votes on Proposal Nos. 3 and 4, which require the approval of the majority of the votes cast, broker "non-votes" will not be included in the tabulation of the voting results and, therefore, they will not have the effect of votes in opposition in such tabulations; abstentions, however, will have the same effect as votes against the proposals.

NO RIGHT OF APPRAISAL

      Neither Delaware law, WHX's amended and restated certificate of incorporation nor WHX's bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals.
Accordingly, WHX's stockholders will have no right to dissent and obtain payment for their shares.

                                 PROPOSAL NO. 1.
                              ELECTION OF DIRECTORS

      Our Board has a single class of director, with each director serving a one-year term. Directors elected at the Meeting will serve until the 2008 Annual
Meeting of Stockholders and until their respective successors are duly elected and qualified.

INFORMATION WITH RESPECT TO NOMINEES AND DIRECTORS

      Set forth below are the names and ages of the nominees for directors and their principal occupations at present and for the past five years. There are, to the knowledge of the Company, no agreements or understandings by which these individuals were so selected. No family relationships exist between any directors or executive officers, as such term is defined in Item 402 of
Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended
(the "EXCHANGE ACT"). The Board has adopted independence standards for directors that conform to the standards required by the Nasdaq Stock Market ("NASDAQ") for listed companies. Based on the Company's director independence standards, the
Board has affirmatively determined that Louis Klein, Jr. and Garen W. Smith are independent.

                                            All Offices With the      Director
Name                               Age            Company               Since
--------------------------------  -----  ---------------------------  ---------
Warren G. Lichtenstein             41    Chairman of the Board          2005
Jack L. Howard                     45    Director                       2005
Glen M. Kassan                     63    Vice Chairman and Chief        2005
                                         Executive Officer
Louis Klein, Jr.*                  71    Director                       2002
Daniel P. Murphy, Jr.              45    Director                       2005
John J. Quicke                     57    Director and Vice              2005
                                         President
Joshua E. Schechter                33    Director                       2005
Garen W. Smith*                    64    Director                       2002
----------------

*Member of the Compensation Committee and the Audit Committee

BUSINESS BACKGROUND

      The following is a summary of the business background and experience of each of the persons named above:

      WARREN G. LICHTENSTEIN. Chairman of the Board of Directors. Warren G.
Lichtenstein has served as Chairman of the Board of WHX since July 2005. He has been the Chairman of the Board, Secretary and the Managing Member of Steel
Partners, L.L.C. ("PARTNERS LLC"), the general partner of Steel Partners II,
L.P. ("STEEL PARTNERS II"), a private investment partnership, since January 1,
1996 and the President, Chief Executive Officer and a director of Steel
Partners, Ltd. ("SPL"), a management and advisory company that provides management services to Steel Partners II and its affiliates, since June 1999. He is also a co-founder of Steel Partners Japan Strategic Fund (Offshore), L.P., a
private investment partnership investing in Japan, and Steel Partners China
Access Fund I LP, a private equity partnership investing in China. Mr.
Lichtenstein has been a director (currently Chairman of the Board) of United
Industrial Corporation ("UNITED INDUSTRIAL"), a company principally focused on the design, production and support of defense systems and a manufacturer of combustion equipment for biomass and refuse fuels, since May 2001. Mr.
Lichtenstein has been Chairman of the Board of SL Industries, Inc. ("SL
INDUSTRIES"), a designer and manufacturer of power electronics, power motion equipment, power protection equipment, and teleprotection and specialized communication equipment, since January 24, 2002 and served as Chief Executive
Officer from February 4, 2002 to August 10, 2005. He had previously served as a director of SL Industries from 1993 to 1997. Mr. Lichtenstein has been a director of KT&G Corporation, South Korea's largest tobacco company, since March
2006. Mr. Lichtenstein was a director of Layne Christensen Company ("LAYNE
CHRISTENSEN"), a provider of products and services for the water, mineral, construction and energy markets, from January 2004 to October 2006. Mr.
Lichtenstein served as a director of WebFinancial Corporation ("WEBFINANCIAL"), a consumer and commercial lender, from 1996 to June 2005, as Chairman and Chief
Executive Officer from December 1997 to June 2005 and as President from December
1997 to December 2003.

      JACK L. HOWARD. Director. Jack L. Howard has been a director of WHX since
July 2005. He has been a registered principal of Mutual Securities, Inc., a registered broker-dealer, since 1989. He has served as Vice Chairman of SPL since December 2003. Mr. Howard has served as Chairman of the Board of
WebFinancial since June 2005, as a director of WebFinancial since 1996, and as its Vice President since 1997. From 1997 to May 2000, he also served as
Secretary, Treasurer and Chief Financial Officer of WebFinancial. He has served as Chairman of the Board and Chief Executive Officer of Gateway Industries,
Inc., a provider of database development and web site design and development services, since February 2004, as Vice President of Gateway since December 2001 and as a director of Gateway since 1994. He has been a director of CoSine
Communications, Inc., a global telecommunications equipment supplier, since July

2005. He has been a director of BNS Holding, Inc., a holding company that owns the majority of Collins Industries, Inc., a manufacturer of school buses, ambulances and terminal trucks, since June 2004. Mr. Howard presently serves as a director of NOVT Corporation ("NOVT"), a former developer of advanced medical treatments for coronary and vascular disease.

      GLEN M. KASSAN. Vice Chairman of the Board of Directors, Chief Executive
Officer and Secretary. Glen M. Kassan has served as a director of the Company since July 2005 and as the Company's Vice Chairman of the Board of Directors,
Chief Executive Officer and Secretary since October 2005. He has been an
Operating Partner of SPL since August 1999 and an Operating Partner of its predecessor from October 1999 to May 2001. He has served as the Vice President and Secretary of WebFinancial since June 2000 and as Chief Financial Officer from June 2000 through 2007. He has served as a director of SL Industries since
January 24, 2002, its Vice Chairman since August 10, 2005 and served as its
President from February 4, 2002 to August 10, 2005. He has served as a director of United Industrial since October 2002.

      LOUIS KLEIN, JR. Director. Louis Klein, Jr. has served as a director of
WHX since 2002. He has been trustee of Manville Personal Injury Settlement Trust since 1991, trustee of WT Mutual Fund and WT Investment Trust I (Wilmington
Trust) since 1998 and trustee of the CRM Mutual Fund since 2005. He has also been a director of Bulwark Corporation since 1998, a private company engaged in real estate investment.

      DANIEL P. MURPHY, JR. Director. President of Handy & Harman ("H&H"), a
subsidiary of WHX. Daniel P. Murphy, Jr. has served as a director of WHX since
July 2005. He has been President of H&H since February 2003 and was Vice
President of Handy & Harman Engineered Materials Group from January 2002 through
February 2003. He was also President of OMG, Inc., a subsidiary of H&H, from
February 1994 through December 2001.

      JOHN J. QUICKE. Director and Vice President. John J. Quicke has served as a director of WHX since July 2005 and as a Vice President since October 2005. He has served as an Operating Partner of SPL since September 2005. Mr. Quicke has served as Chairman of the Board of NOVT since April 2006 and served as President and Chief Executive Officer of NOVT from April 2006 to November 2006. Mr. Quicke currently serves as a director of Layne Christensen and Angelica Corporation, a provider of healthcare linen management services. He served as a director,
President and Chief Operating Officer of Sequa Corporation ("Sequa"), a
diversified industrial company, from 1993 to March 2004, and Vice Chairman and
Executive Officer of Sequa from March 2004 to March 2005. As Vice Chairman and
Executive Officer of Sequa, Mr. Quicke was responsible for the Automotive, Metal
Coating, Specialty Chemicals, Industrial Machinery and Other Product operating segments of the company. From March 2005 to August 2005, Mr. Quicke occasionally served as a consultant to Steel Partners II and explored other business opportunities.

      JOSHUA E. SCHECHTER. Director. Joshua E. Schechter has served as a director of WHX since July 2005. He has been an Investment Professional with SPL since June 2001. He was an Associate in the Corporate Finance Group of Imperial
Capital LLC ("Imperial Capital"), a boutique investment bank, from 2000 to 2001 and an Analyst with Imperial Capital from 1998 to 2000. Mr. Schechter currently serves as a director of Jackson Products, Inc.

      GAREN W. SMITH.  Director.  Garen W. Smith has served as a director of
WHX since 2002.  He was Chairman of the Board of H&H from 2003 through
September 2005.  Mr. Smith was Vice President, Secretary and Treasurer of

Abundance Corp., a consulting company that provides services to the Company, from 2002 to February 2005.  In addition, he was President and Chief
Executive Officer of Unimast Incorporated from 1991 to 2002.

BOARD COMMITTEES AND MEETINGS

      The Board met on two occasions during the year ended December 31, 2006 and acted by written consent on two occasions. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board, with the exception of Warren G. Lichtenstein and Joshua E. Schechter who each attended one out of the two meetings held by the Board; and (ii) the total number of meetings held by all committees of the Board on which he served. There are two principal committees of the Board: the Audit Committee and the
Compensation Committee.

      Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the
Annual Meeting of Stockholders.

NOMINATING PROCESS

      We do not currently have a standing nominating committee. Each member of the Board of Directors, however, participates in the consideration of director nominees. The Board of Directors believes that a standing nominating committee is unnecessary since it can adequately perform the functions of a nominating committee.

      The Board of Directors identifies director candidates through recommendations made by Board members, management, stockholders and others. At a minimum, a nominee to the Board of Directors should have significant management or leadership experience which is relevant to the Company's business, as well as personal and professional integrity. Recommendations are developed based on the nominee's knowledge and experience in a variety of fields, as well as research conducted by the Company's staff and outside consultants at the Board's direction.

      Any stockholder recommendation should be directed to Ellen T. Harmon,
Secretary, WHX Corporation, 555 Theodore Fremd Avenue, Rye, New York 10580, and
should include the candidate's name, business contact information, detailed biographical data, relevant qualifications for Board membership, information regarding any relationships between the candidate and the Company within the last three years and a written indication by the recommended candidate of his/her willingness to serve. Stockholder recommendations must also comply with the notice provisions contained in the Company's bylaws in order to be considered (current copies of the Company's bylaws are available at no charge in the Company's public filings with the SEC or from the Secretary of the Company).

      In determining whether to nominate a candidate, whether from an internally generated or stockholder recommendation, the Board will consider the current composition and capabilities of serving Board members, as well as additional capabilities considered necessary or desirable in light of existing and future
Company needs. The Board also exercises its independent business judgment and discretion in evaluating the suitability of any recommended candidate for nomination.

AUDIT COMMITTEE

      The Company has a separately standing audit committee (the "AUDIT
COMMITTEE") established in accordance with Section 3(a) (58) (A) of the
Securities Exchange Act of 1934. The Audit Committee has a charter, a current copy of which is available on the Company's website, www.whxcorp.com. The members of the Audit Committee are Louis Klein Jr. and Garen W. Smith. Each of
Messrs. Klein and Smith are non-employee members of the Board. After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board has determined that (1) all current
Audit Committee members are "independent" as that concept is defined in Section
10A of the Exchange Act, (2) all current Audit Committee members are financially literate, and (3) Mr. Klein qualifies as an "audit committee financial expert"
under the applicable rules promulgated pursuant to the Exchange Act. The Audit
Committee met six times and did not take action by unanimous written consent during the fiscal year ended December 31, 2006.

COMPENSATION COMMITTEE

      The Company has a separately standing compensation committee (the
"COMPENSATION COMMITTEE"). The Compensation Committee has a charter, a current copy of which is available on the Company's website, www.whxcorp.com. The members of the Compensation Committee are Louis Klein, Jr. and Garen W. Smith.
Each of Messrs. Klein and Smith are non-employee members of the Board. The
Compensation Committee reviews compensation arrangements and personnel matters.
The Compensation Committee charter provides that the Compensation Committee may delegate certain duties to a consultant and/or advisor. The Company does not currently, however, engage any consultant or advisor related to executive and/or director compensation. The Compensation Committee met three times, and did not take action by unanimous written consent, during the fiscal year ended December
31, 2006.

CODE OF CONDUCT AND ETHICS

      The Company has adopted a code of conduct and ethics (the "CODE OF CONDUCT
AND ETHICS") that applies to all of its directors, officers and employees. The
Code of Conduct and Ethics is reasonably designed to deter wrongdoing and to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the Securities and
Exchange Commission (the "SEC") and in other public communications made by the
Company, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the Code of
Conduct and Ethics to appropriate persons identified in the Code of Conduct and
Ethics, and (v) accountability for adherence to the Code of Conduct and Ethics.
The Code of Conduct and Ethics has been filed as an exhibit to the Company's annual report on Form 10-K for the fiscal year ended December 31, 2003 and is available on the Company's website at www.whxcorp.com. The Code of Conduct and
Ethics may also be requested in print, without charge, by writing to: Ellen T.
Harmon, Secretary, WHX Corporation, 555 Theodore Fremd Avenue, Rye, New York
10580. Amendments to the Code of Conduct and Ethics and any grant of a waiver from a provision of the Code of Conduct and Ethics requiring disclosure under applicable SEC rules will be disclosed on the Company's website at
www.whxcorp.com.

PROCEDURES FOR CONTACTING DIRECTORS

      The Company has adopted a procedure by which stockholders may send communications, as defined within Item 7(h) of Schedule 14A under the Exchange
Act, to one or more directors by writing to such director(s) or to the entire
Board, care of Ellen T. Harmon, Secretary, WHX Corporation, 555 Theodore Fremd
Avenue, Rye, New York 10580. Any such communications will be promptly distributed by the Secretary to such individual director(s) or to all directors if addressed to the entire Board.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically,
Forms 3, 4 and/or 5) of such equity securities with the SEC and Nasdaq. Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

      Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company and written representations that no Form 5 or amendments thereto were required, the Company believes that during the fiscal year ended December
31, 2006, its directors and officers, and greater than 10% beneficial owners, have complied with all Section 16(a) filing requirements other than Ms. Harmon and Mr. McCabe who each were late in filing a Form 3.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

      No securities have been issued or are authorized for issuance under equity compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table shows the beneficial ownership of shares of our Common
Stock as of April 5, 2007, held by:

      o  Each person who beneficially owns 5% or more of the shares of Common
         Stock then outstanding;

      o  Each of our directors;

      o  Each of our named executive officers;

      o  All of our directors and executive officers as a group.

      The information in this table reflects "beneficial ownership" as defined in Rule 13d-3 of the Exchange Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, if any, held by that person that were exercisable on April 5, 2007 or would be exercisable within 60 days following
April 5, 2007 are considered outstanding. Such shares, however, are not considered outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge and unless otherwise indicated, each stockholder has sole voting power and investment power over the shares listed as beneficially owned by such stockholder, subject to community property laws where applicable. Percentage ownership is based on 10,000,498 shares of Common Stock outstanding as of April 5, 2007. Unless otherwise listed in the table below, the address of each such beneficial owner is c/o WHX Corporation, 555 Theodore Fremd
Avenue, Rye, New York 10580.

                                                          Shares
                                                        Beneficially    Percentage
       Name and Address of Beneficial Owner                Owned         of Class
------------------------------------------------------  -------------  ------------
Steel Partners II, L.P.  (1) ........................    5,029,793         50.3%
590 Madison Avenue
New York, New York 10022

Praesidium Investment Management Company, LLC (2) ...      726,541         7.27%
747 Third Avenue
New York, New York 10017

Wynnefield Capital Management, LLC (3) ..............      647,595         6.50%
450 Seventh Avenue, Suite 509
New York, NY 10123

GAMCO Investors, Inc. (4) ...........................      620,270         6.20%
One Corporate Center
Rye, New York 10580-1435

Warren G. Lichtenstein (1) ..........................    5,029,793         50.3%

Ellen T. Harmon .....................................            0            0

Jack L.  Howard .....................................            0            0

Robert K.  Hynes ....................................            0            0

Glen M.  Kassan .....................................            0            0

Louis Klein, Jr .....................................        2,000            *

James F. McCabe, Jr .................................            0            0

Daniel P. Murphy, Jr ................................            0            0

John J. Quicke ......................................            0            0

Joshua E. Schechter .................................            0            0

Garen W.  Smith (5) .................................          285            *

All Directors and Executive Officers as a Group
(11 persons) ........................................    5,032,078         50.3%

---------------

* less than 1%

(1)   Based upon Amendment No. 2 to Schedule 13D it filed on October 31, 2005,
      Steel Partners II beneficially owns 5,029,793 shares of Common Stock.
      Partners L.L.C., as the general partner of Steel Partners II, may be deemed to beneficially own the shares of Common Stock owned by Steel
      Partners II. Mr. Lichtenstein, as the sole executive officer and managing member of Partners L.L.C., may be deemed to beneficially own the shares of
      Common Stock owned by Steel Partners II. Mr. Lichtenstein has sole voting and dispositive power with respect to the 5,029,793 shares of Common Stock owned by Steel Partners II by virtue of his authority to vote and dispose of such shares. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned by Steel Partners II except to the extent of his pecuniary interest therein.

(2)   Based on a Schedule 13G it filed on November 15, 2005, Praesidium
      Investment Management Company, LLC beneficially owns 726,541 shares of
      Common Stock.

(3)   Based on a Schedule 13G it filed on February 15, 2007, a group including
      Wynnefield Capital Management, LLC beneficially owns 647,595 shares of
      Common Stock.

(4)   Based on a Schedule 13D/A it filed on November 3, 2006, GAMCO Investors,
      Inc. beneficially owns 620,270 shares of Common Stock.

(5)   Includes 138 shares of Common Stock issuable upon his exercise of a warrant within 60 days hereof.

INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

      As at March 1, 2007, the executive officers of the Company are as follows:

                                            All Offices With the     Officer
Name                               Age            Company             Since
---------------------------------  ----  --------------------------  -------
Glen M. Kassan                     63    Vice Chairman of the          2005
                                         Board and Chief Executive
                                         Officer

Robert K. Hynes                    52    Vice President and Chief      2005
                                         Financial Officer

James F. McCabe, Jr.               44    Senior Vice President         2007

Daniel P. Murphy, Jr.              45    Director and President of     2003
                                         Handy & Harman

John J. Quicke                     57    Director and Vice             2005
                                         President

Ellen T. Harmon                    53    Vice President, General       2006
                                         Counsel and Secretary

GLEN M. KASSAN.  See "Information with Respect to Nominees and Directors."

ROBERT K. HYNES.  Vice President and Chief Financial Officer.  Robert K.
Hynes has been the Vice President and Chief Financial Officer of the Company
since January 2003 and was Vice-President--Finance from June 2001 through
January 2003.  Mr. Hynes has been Vice-President of H&H since March 2000.

JAMES F. MCCABE, JR. Senior Vice President. James F. McCabe, Jr. has been Senior
Vice President of each of the Company and H&H since March 1, 2007. As Mr.
McCabe's employment did not commence until March 1, 2007, Mr. McCabe is not a named executive officer of the Company for the fiscal year ended December 31,
2006. From 2004 to 2006, Mr. McCabe served as Vice President of Finance and

                                       10

Treasurer of American Water, NE Region, a division of RWE which is a public utility based in Essen, Germany. Previously, he served as President of Teleflex
Aerospace from 2002 to 2003, which manufactures and services turbine components and aircraft cargo systems. Mr. McCabe previously served as Chief Operating
Officer of Sermatech International, a surface-engineering/specialty coatings business, from 2000 to 2001, and as its President from 2001 to 2002.

DANIEL P. MURPHY, JR.  See "Information with Respect to Nominees and
Directors."

JOHN J. QUICKE.  See "Information with Respect to Nominees and Directors."

ELLEN T. HARMON. Vice President, General Counsel and Secretary. Ellen T. Harmon
has been Vice President, General Counsel and Secretary of each of the Company and H&H since February 2006. She was Senior Vice President, General Counsel and
Secretary of The Robert Allen Group, Inc., an international designer and distributor of home furnishings and fabrics to the interior design trade, furniture manufacturers, and the contract and hospitality markets, from January
2004 through January 2006. She was Vice President, General Counsel and Secretary
of Metallurg, Inc., an international producer and supplier of high-quality specialty metals, alloys and metallic chemicals utilized in the production of high-performance aluminum and titanium alloys, specialty steel, superalloys and certain non-metallic materials for various applications in the aerospace, power supply, automotive, petrochemical processing and telecommunications industries, from 1999 through 2002.

       EXECUTIVE COMPENSATION AND COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW

      This compensation discussion and analysis describes the material elements of compensation awarded to, earned by or paid to each of our executive officers who served as named executive officers during the fiscal year ended December 31,
2006. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year, but we also describe compensation actions taken before or after the last completed fiscal year to the extent that it enhances the understanding of our executive compensation disclosure. The Compensation
Committee currently oversees the design and administration of our executive compensation program.

      Our current executive compensation program includes the following principal components: (i) base salary, (ii) discretionary annual cash performance-based incentives, (iii) severance payments, and (iv) perquisites and other compensation. In addition, it is contemplated that from 2007 and onwards our executive compensation program will include stock option grants and other equity incentives.

EXECUTIVE COMPENSATION OBJECTIVES

      The objectives of our executive compensation program are to:

      o  Attract, motivate and retain talented and experienced executive officers;

      o  Ensure officer compensation is aligned with our corporate strategies, business objectives and the long-term interests of our stockholders;
         and

      o  Reward our executive officers with incentives so we can retain them and provide stability for the Company as we grow.

                                       11

      To achieve these objectives, our overall compensation program aims to pay our named executive officers competitively, consistent with our success and their contribution to that success. To accomplish this we provide compensation in the form of cash. Stockholder approval of the Company's 2007 Incentive Stock
Plan is being sought pursuant to this proxy statement, which if approved, would permit us to offer options and other equity incentives in the future. Although our Compensation Committee has not adopted any formal guidelines for allocating total compensation between cash and equity, and in 2006 the issuance of equity was not available, the Compensation Committee considers the practices of comparable companies, while also considering the balance between providing short-term incentives and long-term parallel investment with stockholders to align the interests of management with stockholders.

DETERMINATION OF COMPENSATION AWARDS

      Our Compensation Committee is provided with the primary authority to determine the compensation awards available to our executive officers. To aid the Compensation Committee in making its determination, our Chief Executive
Officer provides recommendations annually to the Compensation Committee regarding the compensation of all executive officers, excluding himself.

      The Compensation Committee has the sole authority to determine our Chief
Executive Officer's compensation. The performance of our Chief Executive Officer is reviewed annually by the Compensation Committee.

COMPENSATION BENCHMARKING AND PEER GROUP

      We have engaged a compensation consultant to review our policies and procedures with respect to executive compensation, and the Compensation
Committee has considered its findings in setting compensation levels. Our
Compensation Committee also informally considers competitive market practices by reviewing publicly available information relating to compensation of executive officers at other comparable companies.

ELEMENTS OF COMPENSATION

      The principal elements of our executive compensation are:

      o  base salary;

      o  discretionary annual cash performance-based incentives;

      o  long-term incentive plan awards;

      o  severance benefits; and

      o  perquisites and other compensation.

BASE SALARIES

      Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. All of our named executive officers, other than our Chief Executive
Officer, are subject to employment agreements, and accordingly each of their compensation has been determined as set forth in their respective agreement.
When establishing base salaries for 2006, subject to the provisions of each

                                       12

person's employment agreement, the Compensation Committee and management considered a number of factors, including the seniority of the individual, the functional role of the position, the level of the individual's responsibility, the ability to replace the individual, the base salary of the individual at their prior employment and the number of well qualified candidates to assume the individual's role. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions at comparable companies.

DISCRETIONARY ANNUAL CASH PERFORMANCE-BASED INCENTIVES

      Our Compensation Committee approves the annual cash incentive award for our Chief Executive Officer and each other named executive officer. Our
Compensation Committee's determination, other than with respect to the Chief
Executive Officer, is generally based upon our Chief Executive Officer's recommendations.

      Our Compensation Committee has adopted a Short-Term Incentive Plan
("STIP") with two components, a return on invested capital ("ROIC") based component and a component based on the achievement of pre-determined individual objectives. Based on the determination of the objectives under the two components, the maximum percentage of base salary that may be earned by the named executive officers is 100%. STIP bonuses earned will be paid annually. No
STIP bonus will be paid if either component is below a predetermined threshold.

      In addition, our Compensation Committee has the authority to award discretionary annual bonuses to our executive officers in the form of cash. The annual bonuses, if any, are intended to compensate officers for individual performance, for our overall financial performance and for achieving important milestones. Bonuses for 2006 for Ms. Harmon and Mr. Hynes in the respective amounts of $130,000 and $100,000 were awarded as discretionary bonuses under our
STIP.

LONG-TERM INCENTIVE PLAN AWARDS

      In 2006, WHX did not have a long-term incentive plan.

      For our named executive officers, our proposed stock option program is based on grants that will be individually negotiated in connection with employment agreements and other grants to our executives. Stock options provide a relatively straightforward incentive for our executives and result in less immediate dilution of existing stockholders' interests.

      No stock option grants were made to any of the named executive officers during the fiscal year ended December 31, 2006. No options were held by the named executive officers as of December 31, 2006. Stockholder approval of the
Company's 2007 Incentive Stock Plan is being sought pursuant to this proxy statement so that the Company may begin to issue stock options to its directors, officers, employees, consultants and advisors in the future. It is contemplated that, if approved, the following grants of options will be made to our named executive officers: Robert K. Hynes, options to acquire 25,000 shares of the
Company; Daniel P. Murphy, Jr., options to acquire 100,000 shares of the
Company; and Ellen T. Harmon, options to acquire 25,000 shares of the Company.

      The proposed stock option grants described above are required in the
Acknowledgement and Release Agreements entered into with Messrs. Murphy and
Hynes (as described below) and in the employment agreement entered into by and among the Company, H&H and Ms. Harmon. In each case, the options were required to be granted by a certain date (December 31, 2006 in the case of Mr. Murphy,
June 30, 2006 in the case of Mr. Hynes, and September 30, 2006 in the case of
Ms. Harmon), or "phantom" options were to have been issued. To date, no such
"phantom" options have been issued.

                                       13

SEVERANCE AND CHANGE IN CONTROL BENEFITS

      We provide the opportunity for certain of our named executive officers to be protected under the severance and change in control provisions contained in their employment agreements. We provide this opportunity to attract and retain an appropriate caliber of talent for the position. Our severance and change in control provisions for our named executive officers are summarized below in
"Potential Payments upon Termination or Change-in-Control." We believe that these severance and change in control benefits are an essential element of our executive compensation and assist us in recruiting and retaining talented executives.

PERQUISITES AND OTHER COMPENSATION

      We provide the opportunity for our named executive officers and other executives to receive certain perquisites and general health and welfare benefits. For the last completed fiscal year, we provided the following personal benefits and perquisites to certain of our named executives officers: health insurance, automobile allowance or company car, life and disability insurance,
401(k) plan, golf club membership, financial, estate and tax planning, and various other matters.

OTHER PAYMENTS

      Pursuant to Acknowledgement and Release Agreements, dated November 10,
2005, each of Messrs. Murphy and Hynes agreed to remain with the Company in the period after the Company's emergence from bankruptcy in July 2005. Each of
Messrs. Murphy and Hynes agreed to remain an employee of the Company through at least March 31, 2006 in consideration for (i) a cash bonus of $250,000 paid on
March 31, 2006 to Mr. Murphy, and $250,000 to Mr. Hynes, payable in installments, the last of which vest upon filing of the Company's 2004 Annual
Report on Form 10-K and Quarterly Reports on Form 10-Q for 2005, (ii) an
increase in the life insurance levels provided in the H&H Post-Retirement Life
Insurance Program and (iii) the grant to Messrs. Murphy and Hynes of 100,000 options and 25,000 options, respectively, to purchase Common Stock upon our adoption of a stock option plan. As previously stated, these options were required to be granted by certain dates that have passed or "phantom" options were to have been issued. To date, no such "phantom" options have been issued.
In addition, each of Messrs Murphy and Hynes provided a release to the Company.
These payments were attributed to Messrs. Murphy's and Hynes' compensation in
2005.

SUMMARY COMPENSATION TABLE

      The following table sets forth all compensation awarded to, paid to or earned by the following type of executive officers for the fiscal year ended
December 31, 2006: (i) individuals who served as, or acted in the capacity of, the Company's principal executive officer for the fiscal year ended December 31,
2006; (ii) individuals who served as, or acted in the capacity of, the Company's principal financial officer for the fiscal year ended December 31, 2006; (iii)
the Company's three most highly compensated executive officers, other than the chief executive and chief financial officer, who were serving as executive officers at the end of the fiscal year ended December 31, 2006 (of which there were only two); and (iv) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of the fiscal year ended December
31, 2006 (of which there were none). We refer to these individuals collectively as our named executive officers.

                                       14

                                                                               Changes in
                                                                            Pension Value and
                                                                              Non-qualified
                                                                                 Deferred
                                                                               Compensation       All Other          Total
                                                  Salary         Bonus           Earnings        Compensation    Compensation
Name and Principal Position           Year          ($)            ($)             ($)               ($)              ($)
------------------------------        ----        -------        -------         --------          --------         -------
             (a)                      (b)           (c)            (d)             (h)               (i)              (j)
Glen M. Kassan                        2006        600,000             --             --             5,544           605,544
   Chief Executive Officer
Robert K. Hynes                       2006        256,538        100,000         23,294(1)         12,916(2)        392,748
   Vice President and Chief
   Financial Officer
Daniel P. Murphy, Jr                  2006        450,000             --          3,394(1)         32,555(3)        485,949
   President of H&H(4)
Ellen T. Harmon                       2006        235,000        130,000             --             8,876           373,876
   Vice President, General
   Counsel and Secretary

   (1) Represents the aggregate change in the actuarial present value of the accumulated benefit under all defined benefit and actuarial plans (including supplemental plans) for the prior completed fiscal year.
   (2) Includes payments for supplemental healthcare, life insurance, car allowance and 401(k) matching payments.
   (3) Includes payments for reimbursement of financial services, supplemental healthcare, life insurance, car allowance, club dues and 401(k) matching payments.
   (4) Mr. Murphy's 2006 bonus has not yet been determined.

GRANTS OF PLAN-BASED AWARDS

      We made no grants of plan-based awards to any of our named executive officers in 2006.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

      The compensation paid to the named executive officers includes salary and non-equity incentive compensation. In addition, each named executive officer is eligible to receive contributions to his or her 401(k) plan under our matching contribution program.

      In 2006, salaries and bonuses accounted for approximately 99% of total compensation for our principal executive officer and 94% on average for our other named executive officers.

      GLEN M. KASSAN. Glen M. Kassan was appointed Chief Executive Officer on
October 7, 2005. In 2006, our Compensation Committee approved a salary of
$600,000 per annum for Mr. Kassan effective January 1, 2006. There is no employment agreement between the Company and Mr. Kassan regarding Mr. Kassan's employment with the Company.

EMPLOYMENT AGREEMENTS

      ROBERT K. HYNES.  Mr. Hynes is party to an employment agreement with
WHX and H&H dated March 4, 2005 and whose initial term ended on June 30, 2005 and which by the terms of the employment agreement will automatically extend

                                       15

for successive one-year terms unless earlier terminated pursuant to its terms.  Mr. Hynes' employment agreement provides for an annual base salary of no less than $250,000 and an annual bonus to be awarded at the Company's sole discretion.

      In addition, Mr. Hynes, pursuant to his employment agreement, is entitled to receive health insurance coverage (if and to the extent provided to all other employees of the Company), four weeks paid vacation, a Company car and reimbursement for annual financial, estate and tax planning and preparation expense up to a maximum of 3% of his annual base salary in effect on January 1 of each tax year.

      DANIEL P. MURPHY, JR. Mr. Murphy is party to a two-year employment agreement with H&H dated February 11, 2004, whose initial term ended on February
11, 2006 and which by the terms of the employment agreement will automatically extend for successive one-year terms unless earlier terminated pursuant to its terms. Mr. Murphy's employment agreement provides for an annual salary of no less than $350,000 and an annual bonus to be awarded at H&H's sole discretion, as ratified by WHX's Board.

      In addition, Mr. Murphy, pursuant to his employment agreement, is entitled to receive health insurance coverage (if and to the extent provided to all other employees of H&H), four weeks paid vacation, a Company car or car allowance not to exceed $1,000 per month, annual dues at a golf club of his selection which is reasonably acceptable to the Company, non-exclusive use of a two-bedroom apartment in the Rye, New York area and a reasonable relocation allowance, as determined by H&H.

      HYNES AND MURPHY ACKNOWLEDGEMENT AND RELEASE AGREEMENTS. In November 2005,
each of Messrs. Murphy and Hynes entered into an Acknowledgement and Release
Agreement with the Company pursuant to which each such executive agreed to remain with the Company in the period after the Company's emergence from bankruptcy in July 2005. Each of Messrs. Murphy and Hynes agreed to remain an employee of the Company through at least March 31, 2006 in consideration for (i)
a cash bonus of $250,000 paid on March 31, 2006 to Mr. Murphy, and $250,000 to
Mr. Hynes, payable in installments, the last of which vest upon filing of the
Company's 2004 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for
2005, (ii) an increase in the life insurance levels provided in the H&H
Post-Retirement Life Insurance Program, and (iii) the grant to Messrs. Murphy and Hynes of 100,000 options and 25,000 options, respectively, to purchase
Common Stock upon our adoption of a stock option plan. In addition, each
Acknowledgement and Release Agreement provided a release to the Company by such executive. The proposed stock options described above which were required in the
Acknowledgement and Release Agreements entered into with Messrs. Murphy and
Hynes were required, in each case, to be granted by a certain date (December 31,
2006 in the case of Mr. Murphy and June 30, 2006 in the case of Mr. Hynes), or
"phantom" options were to have been issued. No such "phantom" options have been issued.

      ELLEN T. HARMON. On February 6, 2006, Ellen T. Harmon became Vice
President, Secretary and General Counsel of the Company pursuant to a one-year employment agreement dated February 6, 2006, whose initial term expired on
February 6, 2007 and which by the terms of the employment agreement was automatically extended on February 6, 2007 until February 6, 2008, and thereafter will automatically be further extended for successive one-year periods unless earlier terminated pursuant to its terms. Ms. Harmon's employment agreement provides for an annual base salary of $260,000, 25,000 options to purchase Common Stock upon adoption of a stock option plan, and an annual bonus to be awarded at the Company's sole discretion. The proposed stock option grants described above were required to be granted by September 30, 2006, or "phantom"
options were to have been issued. No such "phantom" options have been issued.

      In addition, pursuant to Ms. Harmon's employment agreement, she is entitled to four weeks paid vacation, health insurance coverage (if and to the

                                       16

extent provided to all other employees of the Company), a car allowance of up to
$600 per month, and life insurance, disability insurance and 401(k) benefits, if and to the extent provided to executives of either WHX or H&H.

      JAMES F. MCCABE, JR. On February 1, 2007, James F. McCabe, Jr. entered into a one-year employment agreement with each of the Company and H&H effective on March 1, 2007, and which by the terms of the employment agreement, will automatically extend for successive one-year periods unless earlier terminated pursuant to its terms. The employment agreement provides for an annual salary of no less than $300,000 and an annual bonus to be awarded at the Company's sole discretion, provided that McCabe's bonus for 2007 will not be less than $100,000 as long as his employment has not been terminated for cause and as long as he has not voluntarily terminated his employment prior to April 1, 2008. In addition, the employment agreement provides for the grant of 50,000 options to purchase Company Common Stock upon the Company's adoption of a stock option plan and registration of underlying shares by September 30, 2007, or alternatively
50,000 "phantom" options in lieu of such options if such a plan has not been adopted by such date.

      In addition, pursuant to Mr. McCabe's employment agreement, he is entitled to four weeks paid vacation, health insurance coverage (if and to the extent provided to all other employees of the Company), a temporary living allowance of
$3,400 per month through February 2009, a car allowance of $600 per month, and life insurance, disability insurance and 401(k) benefits, if and to the extent provided to executives of either WHX or H&H.

      As Mr. McCabe's employment did not commence until March 1, 2007, Mr.
McCabe is not a named executive officer of the Company for the fiscal year ended
December 31, 2006.

      See "Potential Payments upon Termination or Change-in-Control" for further discussion on termination, retirement and change-in-control provisions of the employment agreements.

POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL

      ROBERT K. HYNES. In the event that either of the following occurs: (i) the
Company terminates Mr. Hynes' employment, other than with cause and other than due to his death or disability, or (ii) Mr. Hynes elects termination following a reduction in his annual base salary, a relocation of the Company's headquarters more than 50 miles from New York, New York, or a failure by the Company to obtain a satisfactory agreement from a successor to assume the employment agreement, and the Company fails to cure such events within 30 days after receipt of written notice from Mr. Hynes, he or his personal representative or estate, as applicable, will receive a payment of one-year's base salary at the highest rate in effect for the twelve preceding months plus any bonus plan compensation that has been accrued and he will also be entitled to receive the other benefits to which he is entitled for a period of twelve months following such termination or until such time he becomes eligible to receive comparable benefits from a subsequent employer, if earlier.

      In the event that the Company terminates Mr. Hynes' employment for conduct that is materially injurious to the Company, for any act that constitutes fraud, misappropriation, embezzlement or a felony, or Mr. Hynes' material breach of his employment agreement, Mr. Hynes will receive his base salary through the date of termination and the Company will have no further obligation to Mr. Hynes.

      DANIEL P. MURPHY, JR. In the event that either of the following occurs,
Mr. Murphy will receive a payment of two years' base salary at the base salary in effect at the time of termination: (i) Mr. Murphy's employment agreement is terminated by H&H other than with cause and other than due to Mr. Murphy's death or disability, or (ii) Mr. Murphy elects termination following a material diminution in his position or a relocation of H&H's headquarters more than 50 miles from Rye, New York and Agawam, Massachusetts and H&H fails to cure such

                                       17

diminution or relocation within ten days of receipt of written notice of termination from Mr. Murphy. In the event that Mr. Murphy's employment is terminated due to his death or disability or with cause, which includes conduct that is materially injurious to H&H, any act that constitutes fraud, misappropriation, embezzlement or a felony, or Mr. Murphy's material breach of his employment agreement, H&H will have no further obligation to Mr. Murphy.

      Following a change in control of H&H, Mr. Murphy will be entitled to terminate his employment and receive a payment of two years' base salary at the base salary in effect at the time of termination. In the event of a change of control, H&H has ten days from the receipt of any notice of termination from Mr.
Murphy to request Mr. Murphy to continue his employment at his then present base salary on a pro rata basis for 60 days from such request.

      ELLEN T. HARMON. In the event that either of the following occurs, Ms.
Harmon will receive a payment of one year's base salary at the base salary in effect at the time of termination together with monthly COBRA payments of any health-related benefits (medical, dental, and vision) as are then in effect for a period of twelve months following such termination or until such time as she becomes eligible to receive comparable benefits from a subsequent employer, if earlier, any bonus payments which she may be then entitled to, and a car allowance for a one year period after termination: (i) Ms. Harmon's employment agreement is terminated by the Company other than with cause or other than due to Ms. Harmon's death or disability, or (ii) Ms. Harmon elects termination following a material diminution in her position or a relocation of the Company's headquarters more than 50 miles from Rye, New York and the Company fails to cure such diminution or relocation within ten days of receipt of written notice of termination from Ms. Harmon.

      In the event that Ms. Harmon's employment is terminated due to death or disability or with cause, which includes conduct that is materially injurious to the Company, any act that constitutes fraud, misappropriation, embezzlement or a felony or sexual or other harassment of any employee of either WHX or H&H, the willful or continued failure by Ms. Harmon to substantially perform her duties, or Ms. Harmon's material violation or breach of her employment agreement, she will be entitled to receive the aggregate of any due but unpaid compensation through the date of termination. In the event that Ms. Harmon's employment is terminated due to her death or due to her disability, her estate will be paid all life insurance proceeds to which it is entitled and she will be paid any disability insurance proceeds to which she is entitled, respectively.

      JAMES F. MCCABE, JR. In the event that either of the following occurs, Mr.
McCabe will receive a payment of one year's base salary at the base salary in effect at the time of termination, monthly COBRA payments of any health-related benefits (medical, dental, and vision) as are then in effect for a period of twelve months following such termination or until such time as he becomes eligible to receive coverage from a subsequent employer, if earlier, and a car
(not living) allowance for a one year period after termination: (i) Mr. McCabe's employment agreement is terminated by the Company other than with cause or other than due to Mr. McCabe's death or disability, or (ii) Mr. McCabe elects termination following a material diminution in his position or a relocation of the Company's headquarters and the Company fails to cure such diminution or relocation within ten days of receipt of written notice of termination from Mr.
McCabe.

      In the event that Mr. McCabe's employment is terminated due to death or disability or with cause, which includes conduct that is materially injurious to the Company, any act that constitutes fraud, misappropriation, embezzlement or a felony or sexual or other harassment of any employee of either WHX or H&H, the willful or continued failure by Mr. McCabe to substantially perform his duties, or Mr. McCabe's material violation or breach of his employment agreement, he will be entitled to receive the aggregate of any due but unpaid compensation through the date of termination. In the event that Mr. McCabe is terminated due

                                       18

to his death or due to his disability, his estate will be paid all life insurance proceeds to which it is entitled and he will be paid any disability insurance proceeds to which he is entitled, respectively.

PENSION BENEFITS

      The following table summarizes the pension benefits held by our named executive officers in 2006.

                                                         Number of  Present Value
                                                            Years        of
                                                          Credited   Accumulated   Payments During Last
Name                                     Plan Name         Service     Benefit          Fiscal Year
----------------------------------     ----------------  ---------  ------------  --------------------
                 (a)                        (b)              (c)         (d)                (e)
Glen M. Kassan
   Chief Executive Officer                   --               --          --                 --

Robert K. Hynes                        WHX Pension Plan     16.417     $352,673               0
   Vice President and Chief            H&H SERP             16.417     $ 93,852               0
   Financial Officer

Daniel P. Murphy, Jr                   WHX Pension Plan      4.0       $ 86,967               0
   President of H&H                    H&H SERP
                                                             4.0       $ 65,805               0

Ellen T. Harmon
   Vice President, General
   Counsel and Secretary                      --               --          --                 --

      The WHX Pension Plan, a defined benefit plan, provides benefits to certain current and former employees of the Company and its current and former subsidiaries, H&H and Wheeling-Pittsburgh Steel Corporation.

      In 2005, the WHX Pension Plan was amended to freeze benefit accruals for all hourly non-bargained and salaried H&H plan participants and to close the
Plan to future entrants. The only participants who continue to receive benefit accruals are approximately 260 active employees who are covered by collective bargaining agreements.

      The WHX Pension Plan provides for annual benefits following normal retirement at various normal retirement ages, under a variety of benefit formulas depending on the covered group. The bargained participants earn benefits under a service multiplier arrangement that varies based on collective bargaining agreements. For all other participants, the frozen benefits are based on either multiplier arrangements for hourly-paid participants or a percentage of final average earnings formula for salaried participants.

      The WHX Pension Plan provides benefits to two of the named executive officers, Messrs. Hynes and Murphy. For purposes of H&H salaried participants, such as Messrs. Hynes and Murphy, "compensation" includes base salary earned prior to December 31, 2005. The WHX Pension Plan does not include any amount payable as a bonus, commission, overtime premium, shift differential, reward, prize or any type of compensation other than regular fixed salary or wage. The annual limit on compensation has been adjusted in accordance with the Internal
Revenue Code of 1986, as amended (the "CODE") Section 401(a)(17)(B) which allowed for maximum compensation of $210,000 in plan year 2005, earnings in

                                       19

years thereafter are not included in the calculation of benefits under the WHX
Pension Plan. Prior to January 1, 2006, certain H&H executives, including
Messrs. Hynes and Murphy, earned benefits under the Handy & Harman Supplemental
Executive Retirement Plan (the "SERP"). The SERP restored benefits lost due to the 401(a)(17) compensation limit and included into the definition of compensation, 25% of annual Management Incentive Plan awards.

      The WHX Pension Plan provides for early retirement under a variety of eligibility rules pertinent to each covered group. Early retirement benefits are the retirement income that would be applicable at normal retirement, reduced either by a fixed factor per month or on an actuarial equivalence basis, depending on the covered group. Mr. Hynes is the only named executive officer meeting the requirements needed to take early retirement, without reduction per the applicable schedule of the WHX Pension Plan. The normal form of payment under the WHX Pension Plan also varies, but is a straight life annuity for most participants and a ten-year certain and life annuity for others. The
Wheeling-Pittsburgh Steel Corporation bargained participants earn a straight life annuity under a 414(k) arrangement and have the option to take up to
$10,000 of their defined contribution plan assets as a lump sum.

      The foregoing table shows years of credited service, present value of accumulated benefit payable by the Company, and payments made by the Company during the last fiscal year for each named executive officer. The valuation method and material assumptions applied in quantifying the present value of accumulated benefit are set forth in Note 7 to the Company's Consolidated
Financial Statements contained in its Form 10-K for the year ended December 31,
2006.

DIRECTOR COMPENSATION

      The following table summarizes compensation that our directors earned during 2006 for services as members of our Board of Directors.

                   Fees Earned or Paid in
                            Cash              Total
Name                         ($)               ($)
-----------------  ----------------------  ----------
     (a)                     (b)               (h)
Warren G.
Lichtenstein                  --                --
Jack L. Howard                --                --
Glen M. Kassan                --                --
Louis Klein, Jr.            30,800            30,800
Daniel P. Murphy,
Jr.                           --                --
Joshua E. Schechter           --                --
Garen W. Smith              25,500          25,500(1)
John J. Quicke                --

(1)   In addition, Mr. Smith and his wife also receive medical benefits pursuant to an agreement entered into as of June 19, 2002 by and between the
      Company, Unimast Incorporated ("Unimast") and Mr. Smith in connection with the sale by the Company of Unimast, its wholly-owned subsidiary, and the termination of Mr. Smith's employment as President and Chief Executive
      Officer of Unimast.

                                       20

      Effective January 10, 2007, our Board of Directors adopted the following compensation schedule for non-affiliated directors:

      Annual Retainer for Directors:                                          $25,000
      Board Meeting Fee:                                                       $1,500
      Annual Retainer for Committee Chair (other than AuditCommittee Chair):   $5,000
      Committee Meeting Fee (other than for Audit Committee):                  $1,000
      Special Committee Fee:                                                  $10,000
      Annual Retainer for Audit Committee Members:                             $5,000
      Annual Retainer for Audit Committee Chair:                              $10,000

DEFERRED COMPENSATION AGREEMENTS

      Except as described with respect to the employment agreements of Messrs.
Hynes and Murphy or Ms. Harmon, no plan or arrangement exists which results in compensation to a named executive officer in excess of $100,000 upon such officer's future termination of employment or upon a change-of-control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No member of our Board's Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board of Directors. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Board's Compensation
Committee.

LIMITATION ON LIABILITY AND INDEMNIFICATION MATTERS

      Our amended and restated bylaws and our amended and restated certificate of incorporation provide for indemnification of our directors and officers to the fullest extent permitted by Delaware law. In addition, by the terms of the employment agreement with Mr. Hynes, we have agreed to provide for indemnification to Mr. Hynes to the fullest extent permitted by Delaware law and our governing documents in respect of any amounts he may become obligated to pay while acting in his capacity as an officer or director of WHX and its affiliates.

DIRECTORS' AND OFFICERS' INSURANCE

      We currently maintain a directors' and officers' liability insurance policy that provides our directors and officers with liability coverage relating to certain potential liabilities.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Warren G. Lichtenstein, Chairman of the Board of the Company, is also the sole executive officer and managing member of Partners LLC, the general partner of Steel Partners II. Mr. Lichtenstein is also the President, Chief Executive
Officer and a Director of SPL, a management and advisory company that provides management services to Steel Partners II and its affiliates. Steel Partners II owns 5,029,793 shares of the Company's Common Stock. In addition, Glen M. Kassan
(Director and Chief Executive Officer of WHX), John J. Quicke (Director and Vice
President of WHX), Jack L. Howard (Director) and Joshua E. Schechter (Director)
are employees of SPL, an affiliate of Steel Partners II.

      To our knowledge, there are no transactions involving the Company and any related person, as that term is used in applicable SEC regulations, in the fiscal year ended December 31, 2006 w ich are required to be disclosed in this

                                       21

proxy statement which are not disclosed. Our Board of Directors is charged with monitoring and reviewing issues involving potential conflicts of interest, and reviewing and approving all related party transactions.

COMPENSATION COMMITTEE REPORT

      We have reviewed and discussed with management certain Executive
Compensation and Compensation Discussion and Analysis provisions to be included in the Company's 2007 Stockholder Meeting Schedule 14A Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended
("PROXY"). Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Executive Compensation and Compensation
Discussion and Analysis provisions referred to above be included in the
Company's Proxy.

 SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                                          Louis Klein, Jr.
                                          Garen W. Smith

VOTE REQUIRED

      The affirmative vote of stockholders holding a plurality of the votes is required to approve Proposal No. 1.

BOARD RECOMMENDATION

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES TO
            THE BOARD OF DIRECTORS SET FORTH IN THIS PROPOSAL NO. 1.

                                 PROPOSAL NO. 2.
   AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
                            AUTHORIZED CAPITAL STOCK

      At a meeting held on April 10, 2007, our Board of Directors unanimously approved a resolution declaring it advisable to amend the Fourth Article of our amended and restated certificate of incorporation to increase the number of shares of capital stock that we have authority to issue from 45,000,000 shares, consisting of 40,000,000 shares of Common Stock and 5,000,000 shares of
Preferred Stock, to a total of 55,000,000 shares, consisting of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

      If our stockholders approve this amendment, we will amend and restate the portions of the Fourth Article of our amended and restated certificate of incorporation necessary to make the changes described above. Following such approval, the amendment will become effective on the date it is filed with the
Secretary of State of the State of Delaware. The amendment to the Fourth Article of our amended and restated certificate of incorporation is attached to this proxy statement as EXHIBIT A.

PURPOSE OF THE AMENDMENT

      The Company continually evaluates strategic opportunities, whether through acquisition, divestiture or other combinations. In order to maximize its flexibility in evaluating potential opportunities, the Company believes it to be advisable to increase its authorized capital so that if it seeks to raise

                                       22

capital through the issuance of equity or otherwise issue shares, including in a rights offering, that it has the ability to do so. Accordingly, our Board of
Directors has recommended that stockholders approve an increase in the Company's authorized capital.

POSSIBLE EFFECTS OF THE AMENDMENT

      Upon issuance, the additional shares of authorized Common Stock would have rights identical to the currently outstanding shares of Common Stock. Adoption of the amendment to the amended and restated certificate of incorporation would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders.

      To the extent that the additional authorized shares of capital stock are issued in the future, they may decrease existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the Common Stock. Current stockholders have no preemptive or similar right, which means that current stockholders do not have a prior right to purchase any new issue of capital stock in order to maintain their proportionate ownership thereof.

      The Company could also use the additional shares of capital stock for potential strategic transactions including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although the Company has no present plans to do so. The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company's business or the trading price of the Common Stock. Any such transactions may require the Company to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect the Company's business and financial results.

VOTE REQUIRED

      The affirmative vote of stockholders holding not less than a majority of our issued and outstanding shares of Common Stock entitled to vote thereon is required to approve Proposal No. 2.

BOARD RECOMMENDATION

      YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE AN
AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
OUR AUTHORIZED CAPITAL STOCK FROM 45,000,000 SHARES, CONSISTING OF 40,000,000
SHARES OF COMMON STOCK AND 5,000,000 SHARES OF PREFERRED STOCK TO 55,000,000
SHARES, CONSISTING OF 50,000,000 SHARES OF COMMON STOCK AND 5,000,000 SHARES OF
PREFERRED STOCK.

                                 PROPOSAL NO. 3.
               APPROVAL OF THE COMPANY'S 2007 INCENTIVE STOCK PLAN

      On February 28, 2007, our Board of Directors unanimously adopted a resolution declaring it advisable to approve the adoption of the Company's 2007
Incentive Stock Plan (the "2007 PLAN"), which contains 800,000 shares of the
Company's Common Stock available for grant thereunder. The 2007 Plan is intended as an incentive to retain and to attract new directors, officers, consultants, advisors and employees, as well as to encourage a sense of proprietorship and stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. A copy of the 2007 Plan is attached

                                       23

hereto as EXHIBIT B. As of the date of this Proxy Statement, no options to purchase shares of Common Stock or other rights have been granted to any person under the 2007 Plan.

      The benefits and amounts to be derived under the 2007 Plan are not determinable.

DESCRIPTION OF THE 2007 PLAN

      The following is a brief summary of certain provisions of the 2007 Plan, which summary is qualified in its entirety by the actual text of the 2007 Plan attached hereto as EXHIBIT B.

THE PURPOSE OF THE 2007 PLAN.

      The purpose of the 2007 Plan is to provide additional incentive to the directors, officers, consultants, advisors and employees of the Company who are primarily responsible for the management and growth of the Company.

      The Company intends that the 2007 Plan meet the requirements of Rule 16b-3
("RULE 16B-3") promulgated under the Securities Exchange Act of 1934, as amended
(the "EXCHANGE ACT") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the 2007 Plan will be exempt from the operation of
Section 16(b) of the Exchange Act. Further, the 2007 Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code with respect to those options for which qualification for such exception is intended.

ADMINISTRATION OF THE 2007 PLAN.

      The 2007 Plan is to be administered by a committee consisting of two or more directors appointed by the Company's Board of Directors (the "Committee").
The Committee will be comprised solely of "non-employee directors" within the meaning of Rule 16b-3 and, "outside directors" within the meaning of Section
162(m) of the Code, which individuals will serve at the pleasure of the Board of
Directors. In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the
2007 Plan does not consist of two or more "non-employee directors," or if there is no such Committee, then the 2007 Plan will be administered by the Board of
Directors, provided that grants to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee so comprised of outside directors.

      Subject to the other provisions of the 2007 Plan, the Committee will have the authority, in its discretion: (i) to designate recipients of options
("OPTIONS"), stock appreciation rights ("STOCK APPRECIATION RIGHTS"), restricted stock ("RESTRICTED STOCK") and other equity incentives or stock or stock based awards ("EQUITY INCENTIVES"), all of which are referred to collectively as
"RIGHTS"; (ii) to determine the terms and conditions of each Right granted
(which need not be identical); (iii) to interpret the 2007 Plan and all Rights granted thereunder; and (iv) to make all other determinations necessary or advisable for the administration of the 2007 Plan.

ELIGIBILITY.

      The persons eligible for participation in the 2007 Plan as recipients of
Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives
include directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary; provided that incentive stock options may only be granted to employees of the Company and the subsidiaries. Approximately 1,600

                                       24

individuals are currently eligible to participate in the 2007 Plan. In selecting participants, and determining the number of shares covered by each Right, the
Committee may consider any factors that it deems relevant.

SHARES SUBJECT TO THE 2007 PLAN.

      Subject to the conditions outlined below, the total number of shares of
Common Stock which may be issued pursuant to Rights granted under the 2007 Plan may not exceed 800,000 shares.

      In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or similar type of corporate restructuring affecting the shares of Common Stock, the Committee will make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2007 Plan and in the number and exercise price of shares subject to outstanding Options granted under the 2007 Plan, to the end that after such event each optionee's proportionate interest will be maintained as immediately before the occurrence of such event. The Committee will, to the extent feasible, make such other adjustments as may be required under the tax laws so that any incentive stock options previously granted will not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments will also be made in the case of outstanding Stock Appreciation
Rights and Restricted Stock granted under the 2007 Plan.

OPTIONS.

      An option granted under the 2007 Plan is designated at the time of grant as either an incentive stock option (an "ISO") or as a non-qualified stock option (a "NQSO"). Upon the grant of an Option to purchase shares of Common
Stock, the Committee will fix the number of shares of the Company's Common Stock that the optionee may purchase upon exercise of such Option and the price at which the shares may be purchased. The purchase price of each share of the
Company's Common Stock purchasable under an Option will be determined by the
Committee at the time of grant, but may not be less than 100% of the fair market value of such share of Common Stock on the date the Option is granted; PROVIDED,
HOWEVER, that with respect to an optionee who, at the time an ISO is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share under an ISO must be at least 110% of the fair market value per share of the Company's Common
Stock on the date of grant.

STOCK APPRECIATION RIGHTS.

      Stock Appreciation Rights will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Unless otherwise provided, Stock Appreciation Rights will become immediately exercisable and remain exercisable until expiration, cancellation or termination of the award. Such rights may be exercised in whole or in part by giving written notice to the Company.

RESTRICTED STOCK.

      Restricted Stock may be granted under the 2007 Plan aside from, or in association with, any other award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the 2007 Plan, as the Committee deems desirable. A grantee will have no rights to an award of Restricted Stock unless and until such grantee accepts the award within the period prescribed by the Committee and, if the Committee deems desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied.

                                       25

OTHER EQUITY INCENTIVES OR STOCK BASED AWARDS.

      Subject to the provisions of the 2007 Plan, the Committee may grant Equity
Incentives (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee in its discretion determines. Such awards may entail the transfer of actual shares of the Company's Common Stock to 2007 Plan participants, or payment in cash or otherwise of amounts based on the value of shares of the Company's Common Stock.

TERM OF THE RIGHTS.

      The Committee, in its sole discretion, will fix the term of each Right, provided that the maximum term of an Option will be ten years. ISOs granted to a
10% stockholder will expire not more than five years after the date of grant.
The 2007 Plan provides for the earlier expiration of Rights in the event of certain terminations of employment of the holder.

RESTRICTIONS ON TRANSFERABILITY.

      Options and Stock Appreciation Rights granted hereunder are not transferable and may be exercised solely by the optionee or grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a NQSO to (i) a trust for the benefit of the optionee or (ii) a member of the optionee's immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any
Option or Stock Appreciation Right contrary to the provisions hereof will be void and ineffective and will give no right to the purported transferee. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed.

TERMINATION OF THE 2007 PLAN.

      No Right may be granted pursuant to the 2007 Plan following February 27,
2017.

AMENDMENTS TO THE 2007 PLAN.

      The Board of Directors may at any time amend, suspend or terminate the
2007 Plan, except that no amendment may be made that would impair the rights of any optionee or grantee under any Right previously granted without the optionee's or grantee's consent, and except that no amendment may be made which, without the approval of the Company stockholders would (i) materially increase the number of shares that may be issued under the 2007 Plan except as permitted under the 2007 Plan; (ii) materially increase the benefits accruing to the optionees or grantees under the 2007 Plan; (iii) materially modify the requirements as to eligibility for participation in the 2007 Plan; (iv) decrease the exercise price of an ISO to less than 100% of the fair market value on the date of grant thereof or the exercise price of a NQSO to less than 100% of the fair market value on the date of grant thereof; or (v) extend the term of any
Option beyond that permitted in the 2007 Plan.

FEDERAL INCOME TAX CONSEQUENCES

INCENTIVE OPTIONS

      Options that are granted under the 2007 Plan and that are intended to qualify as ISOs must comply with the requirements of Section 422 of the Code. An option holder is not taxed upon the grant or exercise of an ISO; however, the difference between the fair market value of the shares on the exercise date will

                                       26

be an item of adjustment for purposes of the alternative minimum tax. If an option holder holds the shares acquired upon the exercise of an ISO for at least two years following the date of the grant of the option and at least one year following the exercise of the option, the option holder's gain, if any, upon a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received on disposition and the option holder's basis in the shares (which generally would equal the exercise price). If the option holder disposes of shares acquired pursuant to exercise of an ISO before satisfying the one-and-two year holding periods described above, the option holder may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the option holder's adjusted basis in the shares (generally the option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the option price. The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the ISO.

      The Company is not entitled to an income tax deduction on the grant or the exercise of an ISO or on the option holder's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will generally be entitled to an income tax deduction in the year the option holder disposes of the shares, in an amount equal to the ordinary income recognized by the option holder.

NONQUALIFIED OPTIONS

      In the case of a NQSO, an option holder is not taxed on the grant of such option. Upon exercise, however, the participant recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of the exercise. The Company is generally entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the option holder. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following the exercise. The Company does not receive an income tax deduction for this gain.

RESTRICTED STOCK

      A recipient of restricted stock will not have taxable income upon grant, but will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares. A recipient of restricted stock may instead, however, elect to be taxed at the time of grant.

STOCK OPTION APPRECIATION RIGHTS

      No taxable income will be recognized by an option holder upon receipt of a stock option appreciation right ("SAR") and the Company will not be entitled to a tax deduction upon the grant of such right.

      Upon the exercise of a SAR, the holder will include in taxable income, for federal income tax purposes, the fair market value of the cash and other property received with respect to the SAR and the Company will generally be entitled to a corresponding tax deduction.

VOTE REQUIRED

      The affirmative vote of stockholders holding not less than a majority of the votes cast on the matter is required to approve Proposal No. 3.

                                       27

BOARD RECOMMENDATION

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE
                    THE COMPANY'S 2007 INCENTIVE STOCK PLAN.

                                 PROPOSAL NO. 4.
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

DISMISSAL OF PRICEWATERHOUSECOOPERS LLP

      On January 17, 2007, the Company dismissed PricewaterhouseCoopers LLP
("PwC") as its independent registered public accounting firm, which was to be effective upon the completion by PwC of its procedures regarding: (i) the
Company's 2004 Annual Report on Form 10-K; and (ii) the financial statements of the Company as of March 31, 2005 and for the quarter then ended, the financial statements of the Company as of June 30, 2005 and for the quarter and six-month periods then ended and the financial statements of the Company as of September
30, 2005 and for the quarter and nine-month periods then ended and the Forms
10-Q for 2005 in which each of the above described financial statements will be included. The decision to dismiss PwC was approved by the Company's Audit
Committee. The Company filed a Current Report on Form 8-K disclosing such dismissal on January 23, 2007.

      On March 9, 2007, PwC completed the above procedures and the Company's engagement of PwC ended and the dismissal of PwC became effective.

      The reports of PwC on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for an explanatory paragraph disclosing substantial doubt about the Company's ability to continue as a going concern.

      During the fiscal years ended December 31, 2005 and 2004 and through March
9, 2007, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years.

      During the fiscal years ended December 31, 2005 and 2004 and through March
9, 2007, there were no "reportable events" as that term is described in Item
304(a)(1)(v) of Regulation S-K, other than as reported in Item 9A of its 2005 and 2004 Annual Reports on Form 10-K and for the quarters ended March 31, June
30 and September 30, 2005 in Item 4 of the corresponding Quarterly Reports on
Form 10-Q. Such Item 9A and Item 4 disclosure indicated that there are material weaknesses in internal controls for the fiscal years ended December 31, 2004 and
2005, and during the 2005 and 2004 quarters, which continued through the date of filing such financial statements. These material weaknesses include not maintaining effective controls in the following areas: (i) the accuracy, valuation and disclosure of our goodwill and intangible asset accounts and the related impairment expense accounts; (ii) the accounting for income taxes, including the completeness and accuracy of income taxes payable, deferred income tax assets, liabilities and related valuation allowances and the income tax provision; (iii) the completeness and accuracy of our environmental remediation liability reserves; (iv) the valuation of long-lived assets for impairment purposes; (v) the accounting for derivative instruments and hedging activities related to precious metal inventory; and (vi) the preparation and review of the consolidated statement of cash flows. Additionally, the following material weaknesses in disclosure controls and procedures contributed to the material weaknesses discussed above and were also disclosed in such Item 9A and Item 4 sections: (i) the inability to maintain a sufficient number of personnel with an

                                       28

appropriate level of knowledge, experience and training in the application of generally accepted accounting principles commensurate with the Company's global financial reporting requirements and the complexity of the Company's operations and transactions; (ii) the inability to maintain appropriately designed and documented Company-wide policies and procedures; and (iii) the inability to maintain an effective anti-fraud program designed to detect and prevent fraud, including (a) an effective whistle-blower program and (b) an ongoing program to manage identified fraud risks. Please see Item 9A of the Company's 2005 and 2004
Annual Reports on Form 10-K and Item 4 of the Company's Quarterly Reports on
Form 10-Q for the periods ended March 31, June 30 and September 30, 2005 for information related to management's remediation plans. The Company has authorized PwC to respond fully to the inquiries of the successor accountant concerning the subject matter of each of the material weaknesses described above.

      The Company's financial statements for the year ended December 31, 2003 and prior years have been restated to correct the accounting for goodwill impairment, certain tax matters, and other corrections, including the accounting for derivative instruments (specifically futures contracts on precious metals)
and the related impact on inventory, and the accounting for an executive life insurance program, as well as the reporting of investment borrowings in the
Company's 2003 and 2002 statement of cash flows. The Audit Committee has discussed these matters with PwC. The Company's financial statements for the year ended December 31, 2003 and prior years were restated in conjunction with the filing of the Company's 2005 and 2004 Annual Reports on Form 10-K. The
Company has authorized PwC to respond fully to all inquiries from the successor accountant regarding these matters.

ENGAGEMENT OF GRANT THORNTON LLP

      On January 22, 2007, the Company engaged Grant Thornton LLP ("GT") as the
Company's independent registered public accountant. The engagement of GT was approved by the Audit Committee of the Company's Board of Directors.

      During the years ended December 31, 2005 and 2004 and through January 22,
2007, the Company did not consult with GT with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

      The Company has provided PwC with a copy of the foregoing disclosure.
Attached hereto as EXHIBIT C is PwC's letter, dated March 7, 2007, in response to the foregoing disclosure related to PwC.

REPRESENTATIVES AT THE MEETING

      Representatives from GT will be present at the Meeting and they will have the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions. Representatives from PwC will not be present at the Meeting.

AUDIT FEES

      The aggregate fees billed by PwC for professional services rendered for the audit of our annual financial statements set forth in our Annual Report on
Form 10-K for the fiscal year ended December 31, 2005 and for the reviews of the interim financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $2,126,888. The aggregate fees billed by GT for professional services rendered for the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the fiscal year ended December

                                       29

31, 2006 and for the reviews of the interim financial statements included in our
Quarterly Reports on Form 10-Q for that fiscal year were $1,680,144.

AUDIT-RELATED FEES

      There were no fees billed by PwC or GT for audit-related services for the fiscal years ended December 31, 2006 and December 31, 2005.

TAX FEES

      The aggregate fees billed by PwC for tax services for the fiscal year ended December 31, 2005 were $18,442. For the fiscal year ended December 31,
2005, these fees related to tax compliance, preparation of tax returns, tax planning and tax assistance for international service employees. There were no fees billed by GT for tax services for the fiscal year ended December 31, 2006.

ALL OTHER FEES

      The aggregate fees billed by PwC for bankruptcy case administration for the fiscal year ended December 31, 2005 were $237,851.

      There were no fees for other professional services rendered during the fiscal year ended December 31, 2006.

      The Audit Committee's policy is to pre-approve services to be performed by the Company's independent public accountants in the categories of audit services, audit-related services, tax services and other services. Additionally, the Audit Committee will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. The Audit
Committee has approved all fees and advised us that it has determined that the non-audit services rendered by PwC during our most recent fiscal year are compatible with maintaining the independence of such auditors.

AUDIT COMMITTEE REPORT

      The Audit Committee operates pursuant to a written charter adopted by the
Board of Directors.

      The role of the Audit Committee is to assist the Board of Directors in its oversight of our financial reporting process, as more fully described in this proxy statement. As set forth in the charter, our management is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the management of the Company and has discussed matters required to be discussed by Statement on
Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU
Section 380), as modified or supplemented, with Grant Thornton LLP ("GT"), the
Company's independent auditors for the fiscal year ended December 31, 2006. The
Audit Committee has received the written disclosures and the letter from GT, as required by the Independence Standards Board Standard No. 1, Independence
Discussions with Audit Committees, as modified or supplemented, and has

                                       30

discussed with GT the independence of GT. The Audit Committee also considered whether GT's non-audit services, including tax planning and consulting, are compatible with maintaining GT's independence.

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit
Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC.

           SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                          Louis Klein, Jr.
                                          Garen W. Smith

VOTE REQUIRED

      The affirmative vote of stockholders holding not less than a majority of the votes cast on the matter is required to approve Proposal No. 4.

      YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE
APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC
ACCOUNTANTS.

                     STOCKHOLDER PROPOSALS AND OTHER MATTERS

STOCKHOLDER PROPOSALS

      In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of stockholders of the
Company, stockholder proposals for such meeting must be submitted to the Company no later than January 26, 2008. Stockholders wishing to nominate directors or bring a proposal before the 2008 Annual Meeting of stockholders (but not include it in the Company's proxy materials) must provide written notice of such nomination or proposal to the attention of our Corporate Secretary not later than March 23, 2008 nor earlier than February 21, 2008; provided, however, in the event that the date of the next annual meeting is more than 30 days before or more than 60 days after June 21, 2008, notice by the stockholder to be timely must be delivered not earlier than the 120th day prior to such annual meeting and not later than the later of the 90th day prior to such annual meeting or the
10th day following the day on which public announcement of the date of such annual meeting is first made by the Company.

SOLICITATION OF PROXIES

      The cost of the solicitation of proxies will be paid by us. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, facsimile, electronic mail or in person. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners. Upon request, we will reimburse those brokerage houses and custodians for their reasonable expenses in so doing.

OTHER MATTERS

      So far as now known, there is no business other than that described above to be presented for action by the stockholders at the Meeting, but it is

                                       31

intended that the proxies will be voted upon any other matters and proposals that may legally come before the Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

ANNUAL REPORT

      The Company is concurrently sending all of its stockholders of record as of May 7, 2007 a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2006. Such report contains the Company's certified consolidated financial statements for the fiscal year ended December 31, 2006, including those of the Company's subsidiaries.

                                          WHX CORPORATION

                                          Ellen T. Harmon
                                          Secretary

                                       32

                                    EXHIBIT A

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

      The proposal is to amend the Fourth Article of the amended and restated
certificate of incorporation of WHX Corporation to read as follows:

            "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 55,000,000 shares, consisting of (i) 5,000,000 shares of Preferred Stock, $0.01 par value per share (the "Preferred Stock"), and (ii) 50,000,000 shares of Common Stock, $0.01 par value per share (the
"Common Stock")."

                                      A-1

                                    EXHIBIT B

                                 WHX CORPORATION

                            2007 INCENTIVE STOCK PLAN

      1.    PURPOSE OF THE PLAN.

            This 2007 Incentive Stock Plan (the "Plan") is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to WHX Corporation, a Delaware corporation (the
"Company") and any Subsidiary of the Company, within the meaning of Section
424(f) of the United States Internal Revenue Code of 1986, as amended (the
"Code"), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

            Certain options granted pursuant to the Plan may constitute incentive stock options within the meaning of Section 422 of the Code (the
"Incentive Options") while certain other options granted pursuant to the Plan may be nonqualified stock options (the "Nonqualified Options"). Incentive
Options and Nonqualified Options are hereinafter referred to collectively as
"Options."

            The Company intends that the Plan meet the requirements of Rule 16b
3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b 3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section
16(b) of the Exchange Act. Further, the Plan may satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

      2.    ADMINISTRATION OF THE PLAN.

            The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee")
consisting of two or more directors who are "Non-Employee Directors" (as such term is defined in Rule 16b-3) and "Outside Directors" (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board.
The Committee, subject to Sections 3 and 5 hereof, shall have full power and authority to designate recipients of Options, stock appreciation rights ("Stock
Appreciation Rights"), restricted stock ("Restricted Stock") and other equity incentives or stock or stock based awards ("Equity Incentives") and to determine the terms and conditions of respective Option, Stock Appreciation Rights,
Restricted Stock and Equity Incentives agreements (which need not be identical)
and to interpret the provisions and supervise the administration of the Plan.
The Committee shall have the authority, without limitation, to designate which
Options granted under the Plan shall be Incentive Options and which shall be
Nonqualified Options. To the extent any Option does not qualify as an Incentive
Option, it shall constitute a separate Nonqualified Option.

            Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options, Stock Appreciation Rights, Restricted Stock and Equity
Incentives granted under the Plan, shall make such rules as it deems necessary

                                      B-1

for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives
granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options, Stock Appreciation
Rights, Restricted Stock or Equity Incentives. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the
Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

            In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the
Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence)
shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the
Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the
Committee.

      3.    DESIGNATION OF OPTIONEES AND GRANTEES.

            The persons eligible for participation in the Plan as recipients of
Options (the "Optionees"), Stock Appreciation Rights, Restricted Stock or Equity
Incentives (respectively, the "Grantees") shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary;
provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting Optionees and Grantees, and in determining the number of shares to be covered by each Option, Stock Appreciation Right,
Restricted Stock or Equity Incentive granted to Optionees or Grantees, the
Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Optionee or Grantee or the
Optionee or Grantee's relationship to the Company, the Optionee or Grantee's degree of responsibility for and contribution to the growth and success of the
Company or any Subsidiary, the Optionee or Grantee's length of service, promotions and potential. An Optionee or Grantee who has been granted an Option,
Stock Appreciation Right, Restricted Stock or Equity Incentive hereunder may be granted an additional Option or Options, Stock Appreciation Right(s), Restricted
Stock or Equity Incentive(s) if the Committee shall so determine.

      4.    STOCK RESERVED FOR THE PLAN.

            Subject to adjustment as provided in Section 10 hereof, a total of
800,000 shares of the Company's Common Stock, $0.01 par value per share (the
"Stock"), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Options and Stock Appreciation Rights granted under the
Plan to any individual in any calendar year shall not exceed 200,000 and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the
Plan the Company shall at all times reserve a sufficient number of shares of
Stock to meet the requirements of the Plan. Should any Option, Stock
Appreciation Right, Restricted Stock, or Equity Incentives expire or be canceled prior to its

                                      B-2

exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option, Stock
Appreciation Right, Restricted Stock, or Equity Incentives be reduced for any reason, the shares of Stock theretofore subject to such Option, Stock
Appreciation Right, Restricted Stock, or Equity Incentives may be subject to future Options under the Plan, except in the case of an Option or Stock
Appreciation Right where such reissuance is inconsistent with the provisions of
Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

      5.    TERMS AND CONDITIONS OF OPTIONS.

            Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

            (a)   OPTION PRICE. The purchase price of each share of Stock
purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; PROVIDED,
HOWEVER, that with respect to an Optionee who, at the time an Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than
10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock under an Incentive
Option shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The exercise price for each Option shall be subject to adjustment as provided in Section 10 below. "Fair Market Value" means the closing price of publicly traded shares of Stock on the business day immediately prior to the grant on the principal securities exchange on which shares of Stock are listed
(if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the
Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

            (b)   OPTION TERM. The term of each Option shall be fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an
Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

            (c)   EXERCISABILITY. Subject to Section 5(e) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee.

                  Upon the occurrence of a "Change in Control" (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of
Company Stock subject to such Option, an amount equal to the excess of the Fair
Market Value of such shares immediately prior to such Change in Control over the

                                      B-3

exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of pro erty (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

                  For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

                  (i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50%
of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

                  (ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the
Company or its Subsidiaries, and their affiliates;

                  (iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

                  (iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50%
of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such
Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

                  For purposes of this Section 5(c), ownership of voting
securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof)
under the Exchange Act. In addition, for such purposes, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in
Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the
Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its
Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

            (d)   METHOD OF EXERCISE. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the
Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the

                                      B-4

exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair
Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

            (e) LIMIT ON VALUE OF INCENTIVE OPTION. The aggregate Fair Market
Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

            (f) INCENTIVE OPTION SHARES. A grant of an Incentive Option under this Plan shall provide that (a) the Optionee shall be required as a condition of the exercise to furnish to the Company any payroll (employment) tax required to be withheld, and (b) if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two year period commencing on the day after the date of the grant of such Incentive Option or within a one year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal, state and local income tax withholding required by law.

      6.    TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

      Stock Appreciation Rights shall granted with an exercise price that is not less than 100% of the Fair Market Value (as defined in Section 5(a) herein) of a share of Common Stock on the date the Stock Appreciation Right is granted and shall be exercisable at such time or times and subject to such other terms and conditions as shall be determined by the Committee. Unless otherwise provided,
Stock Appreciation Rights shall become immediately exercisable and shall remain exercisable until expiration, cancellation or termination of the award. Such rights may be exercised in whole or in part by giving written notice to the
Company. Stock Appreciation Rights to the extent then exercisable may be exercised for payment in cash, shares of Common Stock or a combination of both, as the Committee shall deem desirable, equal to: (i) the excess of the Fair
Market Value as defined in Section 5(a) herein of a share of Common Stock on the date of exercise over (ii) the exercise price of such Stock Appreciation Right.

      7.    TERMS AND CONDITIONS OF RESTRICTED STOCK.

            Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a
Change of Control), not inconsistent with the terms of the Plan, as the
Committee shall deem desirable:

            (a)   GRANTEE RIGHTS. A Grantee shall have no rights to an award of
Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a

                                      B-5

stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in section 7(d) below.

            (b)   ISSUANCE OF CERTIFICATES. The Company shall issue in the
Grantee's name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

            (c)   DELIVERY OF CERTIFICATES. Unless otherwise provided, any
certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

            (d)   FORFEITABILITY, NON-TRANSFERABILITY OF RESTRICTED STOCK.
Shares of Restricted Stock are forfeitable until the terms of the Restricted
Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions has lapsed. Unless otherwise provided, distributions of additional shares or property in the form of dividends or otherwise in respect of shares of
Restricted Stock shall be subject to the same restrictions as such shares of
Restricted Stock.

            (e)   CHANGE OF CONTROL. Upon the occurrence of a Change in Control, the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee in its sole discretion.

      8.    OTHER EQUITY INCENTIVES OR STOCK BASED AWARDS.

            The Committee may grant Equity Incentives (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

      9.    TERM OF PLAN.

            No Option, Stock Appreciation Rights, Restricted Stock or Equity
Incentives shall be granted pursuant to the Plan on the date which is ten years from the effective date of the Plan, but Options, Stock Appreciation Rights or
Equity Incentives theretofore granted may extend beyond that date.

      10.   CAPITAL CHANGE OF THE COMPANY.

            In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or similar type of corporate restructuring affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section
424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Stock Appreciation Rights and Restricted Stock granted under the
Plan.

                                      B-6

      11.   PURCHASE FOR INVESTMENT.

            Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options, Stock Appreciation Rights, Restricted Stock or
Equity Incentives under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities (if issued) for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

      12.   TAXES.

            (a)   The Company may make such provisions as it may deem
appropriate, consistent with applicable law, in connection with any Options,
Stock Appreciation Rights, Restricted Stock or Equity Incentives granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

            (b)   If any Grantee, in connection with the acquisition of
Restricted Stock, makes the election permitted under section 83(b) of the Code
(that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code section 83(b).

            (c)   If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within
10 days hereof.

      13.   EFFECTIVE DATE OF PLAN.

            The Plan shall be effective on February 28, 2007; PROVIDED, HOWEVER, that if, and only if, certain options are intended to qualify as Incentive Stock
Options, the Plan must subsequently be approved by majority vote of the
Company's stockholders no later than February 28, 2007, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to shareholder approval set forth in Section 162(m) of the
Code are satisfied.

      14.   AMENDMENT AND TERMINATION, SECTION 409A OF THE CODE.

            The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee or Grantee under any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive
theretofore granted without the Optionee or Grantee's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

            (a)   materially increase the number of shares that may be issued under the Plan, except as is provided in Section 10;

            (b)   materially increase the benefits accruing to the Optionees or
Grantees under the Plan;

            (c)   materially modify the requirements as to eligibility for
participation in the Plan;

                                      B-7

            (d)   decrease the exercise price of an Incentive Option to less than
100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market
Value per share of Stock on the date of grant thereof; or

            (e)   extend the term of any Option beyond that provided for in
Section 5(b).

            (f)   The Committee may amend the terms of any Option, Stock
Appreciation Right, Restricted Stock or Equity Incentive theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee or Grantee without the Optionee or Grantee's consent. The Committee may also substitute new Options, Stock Appreciation Rights or Restricted Stock
for previously granted Options, Stock Appreciation Rights or Restricted Stock
including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the
Committee may deem appropriate.

                  It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and
other Internal Revenue Service guidance promulgated thereunder (the "Section
409A Rules) and the Committee shall exercise its discretion in granting Options,
Stock Appreciation Rights or Restricted Stock hereunder (and the terms of such grants), accordingly. The Plan and any grant of an Option, Stock Appreciation right or Restricted Stock hereunder may be amended from time to time (without, in the case of an Award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

      15.   GOVERNMENT REGULATIONS.

            The Plan, and the grant and exercise of Options, Stock Appreciation
Rights, Restricted Stock and Equity Incentives hereunder, and the obligation of the Company to sell and deliver shares under such Options, Stock Appreciation
Rights, Restricted Stock and Equity Incentives shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

      16.   GENERAL PROVISIONS.

            (a)   CERTIFICATES. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

            (b)   EMPLOYMENT MATTERS. The adoption of the Plan shall not confer upon any Optionee or Grantee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee or Grantee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

            (c)   LIMITATION OF LIABILITY. No member of the Board or the
Committee, or any officer or employee of the Company acting on behalf of the
Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all

                                      B-8

members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

            (d)   REGISTRATION OF STOCK. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the
Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the
Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

            (e)   NON TRANSFERABILITY. Options and Stock Appreciation Rights
granted hereunder are not transferable and may be exercised solely by the
Optionee or Grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.
The Committee, in its sole discretion, may permit a transfer of a Nonqualified
Option to (i) a trust for the benefit of the Optionee or (ii) a member of the
Optionee's immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option or Stock Appreciation Right contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

            (f)   NO RIGHTS AS A STOCKHOLDER. No Optionee or Grantee (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided herein, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

            (g)   TERMINATION BY DEATH. Unless otherwise determined by the
Committee, if any Optionee or Grantee's employment with or service to the
Company or any Subsidiary terminates by reason of death, the Option or Stock
Appreciation Right may thereafter be exercised, to the extent then exercisable
(or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the
Optionee or Grantee under the will of the Optionee or Grantee, for a period of one year after the date of such death or until the expiration of the stated term of such Option or Stock Appreciation Right as provided under the Plan, whichever period is shorter.

            (h) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Committee, if any Optionee or Grantee's employment with or service to the
Company or any Subsidiary terminates by reason of total and permanent disability, any Option or Stock Appreciation Right held by such Optionee or
Grantee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the
Committee shall determine at or after grant), but may not be exercised after 60 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 60-day period, any unexercised Option or Stock Appreciation
Right held by such Optionee or Grantee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year

                                      B-9

after the date of such death or for the stated term of such Option or Stock
Appreciation Right, whichever period is shorter.

            (i)   TERMINATION BY REASON OF RETIREMENT. Unless otherwise determined by the Committee, if any Optionee or Grantee's employment with or service to the
Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the
Committee shall determine at or after grant), but may not be exercised after 60 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 60-day period, any unexercised Option or Stock Appreciation
Right held by such Optionee or Grantee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option or Stock
Appreciation Right, whichever period is shorter.

                  For purposes of this paragraph (i), "Normal Retirement" shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or
Subsidiary pension plan or if no such pension plan, age 65, and "Early
Retirement" shall mean retirement from active employment with the Company or any
Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

            (j)   OTHER TERMINATION. Unless otherwise determined by the Committee, if any Optionee or Grantee's employment with or service to the Company or any
Subsidiary terminates for any reason other than death, Disability or Normal or
Early Retirement, the Option or Stock Appreciation Right shall thereupon terminate, except that the portion of any Option or Stock Appreciation Right that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 30 days after the date of termination or the balance of such Option or Stock Appreciation Right's term if the Optionee or
Grantee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause or for good reason by the
Optionee or Grantee (the determination as to whether termination was for cause or for good reason to be made by the Committee). The transfer of an Optionee or
Grantee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the
Plan.

                                          WHX CORPORATION
                                          February 28, 2007

                                      B-10

                                    EXHIBIT C

                                                      PRICEWATERHOUSECOOPERS LLP
                                                   PricewaterhouseCoopers Center
                                                              300 Madison Avenue
                                                             New York, NY  10017
                                                        Telephone (646) 471 3000
                                                        Facsimile (813) 286 6000

March 7, 2007

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC  20549

Commissioners:

We have read the statements made by WHX Corporation (copy attached) in the section entitled "Proposal No. 4. Ratification of Appointment of Independent
Public Accountants", subsection entitled "Dismissal of PricewaterhouseCoopers
LLP", which we understand will be filed with the Securities and Exchange
Commission as part of the proxy statement of WHX Corporation dated March 7,
2007. We agree with the statements concerning our Firm in such proxy statement.
However, we have no basis on which to comment on the current status of material weaknesses in (i) internal controls and (ii) disclosure controls and procedures or any related remediation efforts.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

                                      C-1

Using a BLACK INK pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas. |X|

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ANNUAL MEETING PROXY CARD
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                V PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. V
------------------------------------------------------------------------------------------------------------------------------------

A  Proposals -- The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal Nos, 2, 3 and 4.

1. Election of Directors: Each to serve until the annual meeting of stockholders in fiscal year 2008 and until their respective successors have been duly elected and qualified.

                                For  With-                                 For  With-                          For  With-
                                     hold                                       hold                                hold
   01 - Warren G. Lichtenstein  |_|   |_|      02 - Jack L Howard          |_|   |_|      03 - Glen M. Kassan  |_|   |_|

   04 - Louis Klein, Jr.        |_|   |_|      05 - Daniel P. Murphy, Jr.  |_|   |_|      06 - John J. Quicke  |_|   |_|

   07 - Joshua E. Schechter     |_|   |_|      08 - Garen W. Smith         |_|   |_|

                                     For    Against  Abstain                                                 For    Against  Abstain
2. Proposal to amend WHX's amended   |_|      |_|      |_|              3. Proposal to approve the adoption  |_|      |_|      |_|
   and restated certificate of                                             of WHX Corporation's 2007
   incorporation to increase WHX's                                         Incentive Stock Plan.
   authorized capital stock from
   45,000,000 shares, consisting of
   40,000,000 shares of common
   stock, par value $0.01 per
   share, and 5,000,000 shares of
   preferred stock, par value $0.01
   per share, to a total of
   55,000,000 shares, consisting of
   50,000,000 shares of common
   stock and 5,000,000 shares of
   preferred stock.

4. Ratification of the appointment   |_|      |_|      |_|              5. To transact any other matters that properly come before
   of Grant Thornton LLP as the                                            the meeting and any adjournment or postponement thereof.
   independent public accountants
   of the company for the fiscal
   year ending December 31, 2007.

B  Authorized Signatures -- This section must be completed for your vote to be counted. -- Date and Sign Below

Please sign exactly as your name or names appear hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership's name by authorized person.

Date (mm/dd/yyyy) --               Signature 1 --                                      Signature 2 --
Please print date below.           Please keep signature within the box.               Please keep signature within the box.
------------------------           ---------------------------------------------       ---------------------------------------------
       /    /
------------------------           ---------------------------------------------       ---------------------------------------------

                V PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. V
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL MEETING OF THE STOCKHOLDERS OF WHX CORPORATION

555 THEODORE FREMD AVENUE
RYE, NEW YORK 1058O

Proxy Solicited on Behalf of the Board of Directors.

The undersigned, revoking proxy heretofore given for the meeting of the stockholders described below, hereby appoints Glen M. Kassan and Robert K. Hynes, and each of them, proxies, with full powers of substitution, to represent the undersigned at the annual meeting of stockholders of WHX Corporation to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower,
65 East 55th Street, New York, New York on June 21, 2007, at 10:00 A.M. Eastern Time, and at any adjournment or postponement thereof, and to vote all shares that the undersigned would be entitled to vote if personally present as follows.

The shares represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING
DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED "FOR" APPROVAL OF PROPOSAL NOS. 1, 2, 3 and 4. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid annual meeting of stockholders.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

(Continued and to be signed and dated on the reverse side)

Non-Voting Items

Change of Address -- Please print new address below.                        Comments -- Please print your comments below.
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